Exhibit 10(ii)


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              NOTE-HOLDER              ORIGINAL AMOUNT     MATURITY DATE
                                           OF NOTE
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          Walter L. Koon, Jr.            $167,426.65     February 15, 1998
     Indiana University Foundation
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           John W. Biddinger             $93,333.06      February 15, 1998
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            Robert A. Davies             $124,469.18     February 15, 1998
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            John Cederdahl               $799,655.11     February 15, 1998
         Bankers National Life
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            John Cederdahl              $3,821,912.77    February 15, 1998
Western National Life Insurance Company
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             Jan Chenowith               $265,200.00     February 15, 1998
          Dan Young IRA Trust
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